                                                                   EXHIBIT 10.33


                                October 15, 1997


KNOLOGY Holdings, Inc.
312 West 8th Street
West Point, Georgia  31833

Attention:  James K. McCormick, Chief Financial Officer

       Re:  Commitment for Arrangement of Facility and Financing

Dear Mr. McCormick:


         This Commitment Letter, the attached Summary of Terms and Conditions (the "Term Sheet") and the accompanying fee letter of even date (the "Fee Letter" and collectively with the Commitment Letter and Term Sheet, the "Commitment Documents") supersede and replace the commitment letter, term sheet and fee letter from First Union National Bank ("First Union") to KNOLOGY Holdings, Inc., dated as of September 29, 1997. Upon acceptance of this letter in the manner set forth below, the Commitment Documents shall be deemed to have an effective date as of September 29, 1997.

         You have advised us that certain subsidiaries of KNOLOGY Holdings, Inc. (such subsidiaries, collectively, the "Borrowers") seek financing for ongoing working capital requirements and other general corporate purposes including acquisitions. The Term Sheet attached hereto describes the general terms and conditions for an aggregate $50 million credit facility (the "Facility").

         Based upon and subject to the terms and conditions set forth herein, in the Term Sheet and in the Fee Letter, First Union is pleased to advise you of its commitment to provide the Facility and act as Administrative Agent in respect of thereof. As set forth more fully in the Term Sheet, the closing of the Facility is subject to certain conditions precedent. Although First Union is committing to provide the Facility on the terms set forth in the Term Sheet, First Union expects to act as Administrative Agent for a syndicate of financial institutions (collectively, the "Lenders") to provide all or a portion of the Facility. Prior to the closing thereof, First Union may use the services of its affiliate, First Union Capital Markets Corp. ("Capital Markets"), to act as Arranger for the Facility.

         The commitment of First Union and Capital Markets hereunder is based upon the financial and other information regarding the Borrowers previously provided to First Union and Capital Markets. Accordingly, the commitment hereunder is subject to the condition, among others, that (i) there shall not have occurred after the date of such financial and other

KNOLOGY Holdings, Inc.
October 15, 1997
Page 2



information any material adverse change in the business, assets, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrowers taken as a whole, (ii) the information concerning the Borrowers shall not differ in any material respect from the information previously provided to First Union and Capital Markets by the Borrowers, (iii) the determination of First Union and Capital Markets that, prior to and during the primary syndication of the Facility, there shall be no competing issuance of debt, securities or commercial bank facilities of the Borrowers being offered, placed or arranged (other than the Senior Discount Notes and the Private Placement, each as defined in the Term Sheet) except with the prior written consent of First Union and Capital Markets and (iv) First Union and Capital Markets shall have completed, to their satisfaction, all legal, business and other due diligence review of the business, assets, liabilities, operations and condition of the Borrowers and its subsidiaries. Further, the commitment of First Union and Capital Markets is subject to there not having occurred any material disruption or adverse change in the financial, banking or capital markets that could, in the reasonable judgment of First Union or Capital Markets, materially impair the syndication of the Facility.

         You agree to actively assist Capital Markets (including after the closing of the Facility) in achieving a syndication of the Facility that is satisfactory to Capital Markets and you. Such syndication may be accomplished by a variety of means, including direct contact during the syndication between senior management and advisors of the Borrowers and the proposed syndicate members. To assist Capital Markets in the syndication efforts you hereby agree
(i) to provide and cause your advisors to provide Capital Markets and the other syndicate members upon request with all information deemed reasonably necessary by Capital Markets to complete the syndication, including but not limited to information and evaluations prepared by you and any of your subsidiaries and their advisors, or on their behalf, relating to the transactions contemplated hereby, (ii) to assist Capital Markets upon its reasonable request in the preparation of an Information Memorandum to be used in connection with the syndication of the Facility and (iii) to otherwise assist Capital Markets in its syndication efforts, including making officers and advisors of the Borrowers available from time to time to attend and make presentations regarding the business and prospects of the Borrowers, as appropriate, at a meeting or meetings of Lenders or prospective Lenders. Further, the Borrowers agree to use their best efforts to induce J.P. Morgan & Co., to become a Lender under the Facility; provided that First Union shall negotiate with J.P. Morgan & Co., in good faith, a mutually satisfactory allocation of the fees described in the Commitment Documents; provided further that J.P. Morgan & Co. shall not be entitled to any other fees in addition to those allocated to J.P. Morgan & Co. by First Union.

         It is understood and agreed that Capital Markets, after consultation with you, will manage and control all aspects of the syndication, including decisions as to the selection of proposed

KNOLOGY Holdings, Inc.
October 15, 1997
Page 3



Lenders and any titles offered to proposed Lenders, when commitments will be accepted and the final allocations of the commitments among the Lenders. It is understood that no Lender participating in the Facility will receive compensation from you outside the terms contained herein and in the Term Sheet in order to obtain its commitment. It is also understood and agreed that the amount and distribution of the fees among the Lenders will be at the sole discretion of Capital Markets.

         You agree to afford First Union and its affiliates an opportunity to offer proposals to provide, arrange, underwrite or administer (i) any interest rate caps, currency swaps or other hedging transactions to be entered into by you or any of your subsidiaries and (ii) any cash management, funds transfer, trade, corporate trust and securities services to be obtained by you or any of your subsidiaries.

         You hereby represent and covenant that to the best of your knowledge
(i) all information, other than Projections (as defined below), which has been or is hereafter made available to First Union, Capital Markets or the Lenders by you or any of your representatives in connection with the transactions contemplated hereby ("Information") is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading and (ii) all financial projections concerning the Borrowers that have been or are hereafter made available to First Union, Capital Markets or the Lenders by you (the "Projections") have been or will be prepared in good faith based upon reasonable assumptions. You will agree to supplement the Information and the Projections from time to time until the closing date so that the representation and warranty in the preceding sentence is correct on the closing date. In arranging and syndicating the Facility, First Union and Capital markets will be using and relying on the Information and the Projections.

         By executing this letter agreement, you are to reimburse First Union and Capital Markets from time to time on demand for all reasonable out-of-pocket fees, syndication expenses and other expenses (including, but not limited to, the reasonable fees, disbursements and other charges of Kennedy Covington Lobdell & Hickman, L.L.P., as counsel to First Union and Capital Markets, and professional fees of consultants, local counsel and other experts) incurred in connection with the Facility, including the preparation of definitive documentation for the Facility and the other transactions contemplated hereby.

         By executing this letter agreement, you further agree to indemnify and hold harmless First Union, Capital Markets, each other Lender and each director, officer, employee, attorney and affiliate of First Union, Capital Markets and each other Lender (each such person or entity

KNOLOGY Holdings, Inc.
October 15, 1997
Page 4



referred to hereafter in this paragraph as an "Indemnified Person") from any losses, claims costs, damages, expenses or liabilities (or actions, suits or proceedings, including any inquiry or investigation, with respect thereto) to which any Indemnified Person may become subject, insofar as such losses, claims, costs, damages, expenses or liabilities (or actions, suits or proceedings, including any inquiry or investigation, with respect thereto) arise out of, in any way relate to, or result from, this letter, the Facility or the other transactions contemplated hereby and thereby and to reimburse upon demand each Indemnified Person for any and all legal and other expenses incurred in connection with investigating, preparing to defend or defending any such loss, claim, cost, damage, expense or inquiry or investigation, with respect thereto; provided, that you shall have no obligation under this indemnity provision for liabilities resulting from gross negligence or willful misconduct of any Indemnified Person. The foregoing provisions of this paragraph shall be in addition to any right that an Indemnified Person shall have a common law or otherwise. No Indemnified Person shall be responsible or liable for consequential damages which may be alleged as a result of this letter.

         The provisions of the immediately preceding two paragraphs shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this letter agreement or the commitment of First Union or Capital Markets hereunder.

         You acknowledge and agree that the services of Capital Markets as Arranger will be on an exclusive basis during the term of this letter (as determined pursuant to the final paragraph hereof) and that, during such term, no other bank or other financial institution will be engaged by you regarding any other proposed senior bank facility for the Borrowers.

         Except as required by applicable law, this letter and the contents hereof shall not be disclosed by you to any third party without the prior consent of First Union and Capital Markets, other than to your attorneys, financial advisors and accountants, or as part of disclosure material pertaining to any offering of securities by KNOLOGY Holdings, Inc. or any Borrower, in each case to the extent necessary in your reasonable judgment.
You acknowledge and agree that First Union and Capital Markets may share with their respective affiliates any information relating to the Facility and the Borrowers. You further acknowledge and agree to the disclosure by First Union and Capital Markets of information relating to the Facility to Gold Sheets and other similar bank trade publications, with such information to consist of deal terms and other information customarily found in such publications.

         This letter may be executed in counterparts which, taken together, shall constitute an original. This letter, together with the Term Sheet and the Fee Letter of even date herewith,

KNOLOGY Holdings, Inc.
October 15, 1997
Page 5



embodies the entire agreement and understanding between First Union, Capital Markets and the Borrowers with respect to the specific matters set forth above and supersedes all prior agreements and understandings relating to the subject matter hereof. No party has been authorized by First Union or Capital Markets to make any oral or written statements inconsistent with this letter.

         THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NORTH CAROLINA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         This letter may not be assigned by the Borrowers without the prior written consent of First Union and Capital Markets.




                            [Signature Page Follows]

KNOLOGY Holdings, Inc.
October 15, 1997
Page 6


         If you are in agreement with the foregoing, please execute the enclosed copy of this Commitment Letter and the Fee Letter and pay the Acceptance Fee no later than the close of business on October 16, 1997. This letter will become effective upon your delivery to us of executed counterparts of this Commitment Letter and the Fee Letter and receipt by First Union of the Acceptance Fee. This commitment shall terminate if not so accepted by you prior to that time. Following acceptance by you, this commitment shall expire at 5:00 p.m. on December 15, 1997 unless the Facility is closed by such time.


                            Very truly yours,



                            FIRST UNION NATIONAL BANK



                            By:    /s/ Mark L. Cook
                                ---------------------------------------
                                   Name:     Mark L. Cook
                                        -------------------------------
                                   Title:    Senior Vice President
                                         ------------------------------



                            FIRST UNION CAPITAL MARKETS CORP.



                            By:    /s/ Andrew J. Gamble
                                 --------------------------------------
                                   Name:     Andrew J. Gamble
                                        -------------------------------
                                   Title:    Managing Director
                                         ------------------------------



COMMITMENT ACCEPTED AND AGREED TO
THIS   16      DAY OF     October          , 1997
     ---------        ---------------------  ----

KNOLOGY Holdings, Inc.



By:   /s/ James K. McCormick
   ----------------------------------------
      Name:      James K. McCormick
           --------------------------------
      Title:            CFO
            -------------------------------

                                  CONFIDENTIAL

                        SUMMARY OF TERMS AND CONDITIONS
                             KNOLOGY HOLDINGS, INC.
                       EFFECTIVE AS OF SEPTEMBER 29, 1997




BORROWERS:                                     KNOLOGY of Columbus, Inc., KNOLOGY of Montgomery, Inc., and all other present and future subsidiaries of KNOLOGY Holdings, Inc.
                                               (collectively, the "Borrowers" and collectively with KNOLOGY
                                               Holdings, Inc., the "Company").

AMOUNT:                                        $50,000,000.

FACILITY:                                      $50,000,000 Five Year Senior Secured Revolver ("Revolver")

ARRANGER:                                      First Union Capital Markets Corp.

ADMINISTRATIVE AGENT:                          First Union National Bank ("First Union").

LENDERS:                                       First Union and a syndicate of other financial institutions reasonably acceptable to the Borrowers.

FINAL MATURITY DATE:                           Five years from closing.

PURPOSE:                                       To finance capital expenditures, for working capital and for other general corporate purposes, including Permitted Acquisitions.

AMORTIZATION:                                  None

GUARANTY:                                      KNOLOGY Holdings, Inc. (the "Guarantor") will guaranty the Revolver.
                                               The guaranty will be secured as set forth below.

SECURITY:                                      The obligations of the Borrowers shall be secured by (i) a first priority security interest in all tangible and intangible assets of the Borrowers and their subsidiaries and (ii) such other collateral of the Borrowers deemed appropriate by the Administrative Agent.

                                               The obligations of the Guarantor shall be secured by (i) a first priority security interest in all tangible and intangible assets of the Guarantor; (ii) a pledge of stock of all subsidiaries of the
                                               Guarantor; and (iii) such other collateral of the Guarantor deemed appropriate by the Administrative Agent.

                                               Notwithstanding the foregoing, if the Borrowers or the Guarantor notify the Administrative Agent, in connection with each grant of a security interest in any assets which requires the consent of a third party, that the Borrowers or Guarantor, as applicable, cannot, as reasonably determined by the Borrowers and Guarantor in consultation with the Administrative Agent and Lenders, obtain such consent following commercially reasonably efforts to obtain such consent, the
                                               Administrative Agent and the Lenders may permit such assets to be excluded from the liens described above unless the Administrative
                                               Agent and the Lenders determine, in their reasonable judgment, that a grant of such security interest is necessary to fully secure the
                                               Revolver.

VOLUNTARY COMMITMENT REDUCTIONS:               The Borrowers may voluntarily reduce the commitments in amounts of
                                               $2,500,000 at any time with prior notice and without premium or penalty; provided that each such commitment reduction shall be accompanied by (i) a payment of principal sufficient to reduce the aggregate outstanding loans to the commitment as so reduced and (ii)
                                               a payment of any costs and expenses associated with the pre-payment of any LIBOR loans prior to the end of the applicable interest period.  Any such commitment reductions will be permanent.


MANDATORY PREPAYMENTS/
COMMITMENT REDUCTIONS:                         Shall be an amount equal to (i) 100% of insurance proceeds not applied toward the repair or replacement of damaged properties within
                                               180 days in excess of $200,000 in the aggregate during any twelve
                                               (12) month period or $1,000,000 in the aggregate during the term of the Revolver, (ii) 100% of proceeds from asset sales not reinvested within 180 days in excess of $1,000,000 in the aggregate during any twelve (12) month period or $5,000,000 in the aggregate during the term of the Revolver, other than

                                               assets sold in the normal course of business and (iii) 50% of proceeds of any equity offerings of the Company unless otherwise agreed, excluding the proceeds of an initial public offering consummated on terms and conditions reasonably acceptable to the
                                               Administrative Agent (the "Initial Public Offering").

INTEREST RATE OPTIONS:                         At the Borrowers' option, the loans will bear interest at either (i)
                                               the Alternate Base Rate ("ABR") plus the Applicable Margin or (ii)
                                               the LIBOR rate plus the Applicable Margin.

                                               ABR will be the higher of (i) the Administrative Agent's Prime Rate or (ii) the overnight federal funds rate plus 0.50%.  Interest on ABR borrowings will be payable quarterly in arrears and calculated over a
                                               365-day year.  LIBOR will be available for one, three and six-month borrowings.  Interest on LIBOR borrowings will be calculated on the basis of a 360-day year and adjusted for reserve requirements, if any.  Interest on LIBOR loans will be payable in arrears at the earlier of maturity or every three months.  The Credit Agreement includes standard provisions for increased costs, capital adequacy and withholding taxes.

APPLICABLE MARGIN:                             The Applicable Margin for the Revolver shall be determined on the basis of the Total Leverage Ratio (as defined below) as set forth below:



                                               --------------------------------------------------------------
                                                       Total
                                                      Leverage              Base Rate +        LIBOR +
                                                       Ratio
                                               --------------------------------------------------------------
                                                       greater than
                                                       or equal to 7.00       1.250%            2.250%

                                                       greater than
                                                       or equal to 6.00       1.000%            2.000%
                                                       less than 7.00

                                                       greater than
                                                       or equal to 5.00       0.750%            1.750%
                                                       less than 6.00

                                                       greater than
                                                       or equal to 4.00       0.500%            1.500%
                                                       less than 5.00

                                                       less than 4.00         0.250%            1.250%
                                               --------------------------------------------------------------

                                               ; provided that at all times that Consolidated Cash Flow is less than or equal to $ zero ($0), the highest Applicable Margin shall apply.

DEFAULT INTEREST RATE:                         2.00% in excess of the applicable interest rate at the time.

COMMITMENT FEE:                                The Borrowers shall pay a Commitment Fee of 0.375% per annum on the unused commitment under the Revolver for the first twelve months subsequent to closing.  Thereafter the Borrowers shall pay a
                                               Commitment Fee of 0.500% per annum on the unused commitment under the
                                               Revolver at all times that the Total Leverage Ratio is less than zero or is greater than or equal to 4.0 and 0.375% per annum on the unused commitment under the Revolver at all times that the Total Leverage Ratio less than 4.0, such Commitment Fee to be payable quarterly in arrears.

REPRESENTATIONS AND WARRANTIES
(APPLICABLE TO THE COMPANY):                   Those customarily found in the credit agreements for similar financings, including, but not limited to representations and warranties concerning corporate organization and power,
                                               enforceability of the credit documents, governmental authorization, absence of litigation, payment of taxes, full disclosure of information, accuracy of financial information, ownership of properties, compliance with ERISA, environmental matters, compliance with laws, labor relations, insurance and material contracts.

CONDITIONS PRECEDENT TO CLOSING:               The closing of the Revolver will be subject to the negotiation, execution, and delivery of a definitive Credit Agreement and other support documentation satisfactory to the Administrative Agent, including but not limited to each of the following:

                                               a)      All documentation and legal opinions relating to the
                                                       transaction and the structure of the Company shall have been completed to the satisfaction of the Administrative Agent
                                                       and its counsel;

                                               b)      All consents and approvals of the boards of directors,
                                                       shareholders, governmental and regulatory bodies and other applicable third parties necessary or desirable in
                                                       connection with this transaction shall have been obtained
                                                       (except as provided in the third paragraph of the section
                                                       entitled "Security" above);

                                               c)      No material adverse change shall have occurred;

                                               d)      There shall be no material pending litigation, bankruptcy or insolvency, injunction, order or claim with respect to the
                                                       Company;

                                               e)      The Guarantor shall have received net proceeds of at least
                                                       $30,000,000 from the issuance of equity on terms and
                                                       conditions reasonably acceptable to the Administrative Agent
                                                       (the "Private Placement").  The Administrative Agent hereby approves the terms and conditions as are set forth in the
                                                       Confidential Private Placement Memorandum dated as of
                                                       October 3, 1997; and

                                               f)      The Guarantor shall have received net proceeds of at least
                                                       $150,000,000 from the issuance of the senior discount notes issued on terms and conditions reasonably acceptable to the
                                                       Administrative Agent (the "Senior Discount Notes"), which
                                                       shall expressly permit the Revolver, including without
                                                       limitation the collateral therefor.  The Administrative
                                                       Agent hereby approves such terms and conditions as are set forth in the preliminary Offering Memorandum dated as of
                                                       September 29, 1997 (the "Offering Memorandum").

CONDITIONS PRECEDENT TO INITIAL FUNDING:       a)      The initial funding of the Revolver will be subject to
                                                       delivery of financial statements demonstrating pro forma
                                                       compliance with all Financial Covenants in effect at that
                                                       time;

                                               b)      KNOLOGY of Columbus, Inc., KNOLOGY of Montgomery, Inc. and
                                                       the present or future subsidiaries of KNOLOGY Holdings, Inc.
                                                       formed

                                                       to acquire cable franchises in Panama City, Florida,
                                                       Charleston, South Carolina and Augusta, Georgia (the
                                                       foregoing, collectively, the "Initial Borrowers") shall have
                                                       (i) received at least $100,000,000 of the net proceeds of
                                                       the Private Placement and/or the issuance of the Senior
                                                       Discount Notes in the form of an equity contribution and/or intercompany loans (in each case on terms and conditions
                                                       reasonably satisfactory to the Administrative Agent) from
                                                       the Guarantor and (ii) used the proceeds of such equity
                                                       contribution and/or intercompany loans (A) to expand network operations of the Initial Borrowers, (B) to consummate
                                                       acquisitions by the Initial Borrowers permitted pursuant to the terms of the Revolver or (C) for working capital
                                                       purposes of the Initial Borrowers.  The Company shall have the right to designate a subsidiary formed for the purpose of acquiring cable franchises in a city other than Augusta,
                                                       Georgia as an Initial Borrower in lieu of Augusta, Georgia
                                                       (such designated cable franchise, the "Substitute Market"), upon delivery to the Administrative Agent and Required
                                                       Lenders of financial information, financial projections and business plans, in form and substance satisfactory thereto, and such other information reasonably requested thereby,
                                                       evidencing to the satisfaction of the Administrative Agent and Required Lenders that the Substitute Market presents
                                                       business opportunities to the Company no less favorable than the business opportunities presented to the Company by the
                                                       Augusta, Georgia market as of the date hereof.

AFFIRMATIVE COVENANTS
(APPLICABLE TO THE COMPANY):                   Those customarily found in credit agreements for similar financings, including, but not limited to delivery of financial statements and other business and financial information maintenance of properties, compliance with laws, payment of obligations, maintenance of books and records, maintenance of insurance and change in fiscal year.

NEGATIVE COVENANTS
(APPLICABLE TO THE COMPANY):                   Those customarily found in credit agreements for similar financings, including, but not limited to limitations on mergers, other indebtedness (on terms and conditions and in amounts acceptable to the Administrative Agent and Required Lenders) and contingent obligations, liens, asset sales, investments (including a limitation on the amount of investments by the Guarantor in Borrowers other than the Initial Borrowers to an amount equal to (a) the proceeds of loans under the Revolver, (b) the net proceeds of debt and equity offerings of the Company made after the closing date of the Revolver not required to prepay the Revolver as set forth the section entitled
                                               "Mandatory Prepayments" above and (c) the net proceeds of the issuance of the Senior Discount Notes in excess of $165,000,000)
                                               restricted payments, restriction on dividends (subject to the limitations on such restrictions described in the Offering
                                               Memorandum), transactions with affiliates and lines of business.

FINANCIAL COVENANTS:                           Financial covenants to include:

                                               Consolidated Senior Funded Debt to Consolidated Adjusted Cash Flow
                                               Ratio:

                                               As of the end of any fiscal quarter through and including the fiscal quarter ending March 31, 2001, the ratio of (a) Consolidated Senior
                                               Funded Debt to (b) Consolidated Adjusted Cash Flow shall not be less than zero or exceed the levels set forth in the table below.

                                               Consolidated Senior Funded Debt to Consolidated Cash Flow Ratio:

                                               As of the end of any fiscal quarter beginning with the fiscal quarter ending June 30, 2001, the ratio of (a) Consolidated Senior Funded
                                               Debt to (b) Consolidated Cash Flow shall not be less than zero or exceed the levels set forth in the table below.

                                               Consolidated Total Funded Debt to Consolidated Cash Flow Ratio (the
                                               "Total Leverage Ratio"):

                                               As of the end of any fiscal quarter beginning with the fiscal quarter ending June 30,  2001, the ratio of (a) Consolidated Total Funded
                                               Debt less cash and cash equivalents in excess of $1,000,000 immediately available to the Borrowers for the repayment of their obligations under the Revolver to (b) Consolidated Cash Flow shall not be less than zero or exceed the levels set forth in the table below.

----------------------------------------------------------------------------------------------------
                             Consolidated Senior
                               Funded Debt to       Consolidated Senior      Consolidated Total
                                Consolidated          Funded Debt to           Funded Debt to
     Fiscal Quarter               Adjusted             Consolidated             Consolidated
         Ending                Cash Flow Ratio        Cash Flow Ratio          Cash Flow Ratio

----------------------------------------------------------------------------------------------------
  Closing to 12/31/98          5.00 to 1.00           n/a                     n/a

----------------------------------------------------------------------------------------------------
  3/31/99 to 12/31/99          TBD                    n/a                     n/a

----------------------------------------------------------------------------------------------------
  3/31/00 to 3/31/01           TBD                    n/a                     n/a

----------------------------------------------------------------------------------------------------
  6/30/01 to 12/31/01          n/a                    TBD                     7.00 to 1.00

----------------------------------------------------------------------------------------------------
  Thereafter                   n/a                    TBD                     TBD

----------------------------------------------------------------------------------------------------


                                               "Consolidated Adjusted Cash Flow" means, for any period of two (2)
                                               consecutive fiscal quarters, the sum of the following multiplied by two (2) determined on a consolidated basis, without duplication, for the Designated Borrowers in accordance with generally accepted accounting principles:  (a) net income for such period plus (b) the sum of the following to the extend deducted in determining net income: (i) income and franchise taxes, (ii) interest, expense, (iii)
                                               amortization, depreciation and other non-cash charges less (c)
                                               interest income and any extraordinary gains.

                                               "Consolidated Cash Flow" means, for any period of two (2) consecutive fiscal quarters, the sum of the following multiplied by two (2)
                                               determined on a consolidated basis, without duplication, for the
                                               Company in accordance with generally accepted accounting principles:
                                               (a) net income for such period plus (b) the sum of the following to the extent deducted in determining net income: (i) income and franchise taxes, (ii) interest expense, (iii) amortization,

                                               depreciation and other non-cash charges less (c) interest income and any extraordinary gains.

                                               "Consolidated Senior Funded Debt" means the sum of (a) Consolidated
                                               Total Funded Debt less (b) the outstanding aggregate amount of the
                                               Senior Discount Notes.

                                               "Consolidated Total Funded Debt" means, with respect to the Company at any date, the sum of the following determined on a consolidated basis, without duplication, in accordance with generally accepted accounting principles:  (a) all liabilities, obligations and indebtedness for borrowed money, including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of the Company; (b) all obligations to pay the deferred purchase price of property or services of the Company, including, but not limited to, all obligations under non-competition agreements, except trade payables arising in the ordinary course of business not more than ninety (90) days past due, (c) all obligations of the
                                               Company as lessee under capital leases, (d) all Debt of any other
                                               Person secured by a Lien on any asset of the Company, (e) all guaranty obligations of the Company or any subsidiary thereof, (f)
                                               all obligations, contingent or otherwise, of the Company thereof relative to the face amount of letters of credit, whether or not drawn and banker's acceptances issued for the account of the Company,
                                               (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of the Company and (h) all termination payments which would be due and payable by the Company pursuant to any hedging agreement.

                                               "Designated Borrowers" means those Borrowers, subject to a minimum operating threshold to be determined, designated in writing to the
                                               Administrative Agent, for inclusion in this calculation prior to any measuring date thereof; once so designated, each such Borrower shall remain a Designated Borrower.

                                               Consolidated Adjusted Cash Flow to Cash Interest Expense Ratio:

                                               As of the end of each fiscal quarter through and including the fiscal quarter ending March 31, 2001, the ratio of Consolidated Adjusted
                                               Cash Flow to Cash Interest Expense shall not be less than the levels set forth in the chart below.

                                               Consolidated Cash Flow to Cash Interest Expense Ratio:

                                               As of the end of each fiscal quarter beginning with the fiscal quarter ending June 30, 2001, the ratio of Consolidated Cash Flow to
                                               Cash Interest Expense shall not be less than the levels set forth in the chart below.

----------------------------------------------------------------------------------------------------
                                     Consolidated Adjusted                   Consolidated
                                       Cash Flow to Cash                   Cash Flow to Cash
  Fiscal Quarter Ending              Interest Expense Ratio              Interest Expense Ratio
----------------------------------------------------------------------------------------------------
  Closing to 12/31/98                1.50 to 1.0                       n/a

----------------------------------------------------------------------------------------------------
  3/31/99 to 12/31/99                TBD                               n/a

----------------------------------------------------------------------------------------------------
  3/31/00 to 3/31/01                 TBD                               n/a

----------------------------------------------------------------------------------------------------
  6/30/01 to 12/31/01                n/a                               TBD

----------------------------------------------------------------------------------------------------
  Thereafter                         n/a                               TBD

----------------------------------------------------------------------------------------------------


                                               "Cash Interest Expense" means, for any period of two (2) consecutive fiscal quarters, total interest expense paid in cash (including, without limitation, interest expense attributable to capital leases)
                                               determined on a consolidated basis, without duplication, for the
                                               Company in accordance with generally accepted accounting principles, multiplied by two (2).

                                               Borrower Performance Tests:

                                               To be determined based on the Company's forecast for the Initial
                                               Borrowers.

                                               Maximum Capital Expenditures:

                                               To be determined based on Company's forecast capital expenditures, subject to adjustment with the approval of the Lenders, such approval not to be unreasonably withheld.

                                               Unused amounts under the limit may be carried forward one year to increase the next year's limit, but shall not be carried forward to any subsequent years.

EVENTS OF DEFAULT:                             Those customary in the context of this transaction, including without limitation change in control (such change) in control to be on terms substantially similar to the change in control provisions contained in the Senior Discount Notes).

ASSIGNMENTS:                                   Lenders will have the right to sell assignments or participations with the consent of the Administrative Agent and, so long as no default or event of default has occurred and is continuing, the consent of the Borrowers, such consents not be unreasonably withheld.
                                               Minimum assignment amounts will be $5,000,000.  A $3,000 fee will be payable to the Administrative Agent for each assignment.

REQUIRED LENDERS:                              Lenders holding greater than 66 2/3% of the commitments.

GOVERNING LAW:                                 North Carolina.